THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 5th day of November, 2007, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust, on behalf of its series, Pioneer Fund VCT Portfolio (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Variable Contracts Trust, on behalf of its series, Pioneer Value VCT Portfolio, with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Portfolio"). The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (a) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for (i) the issuance of Class II shares of beneficial interest of the Acquiring Portfolio that corresponds to the Class II shares of the Acquired Portfolio equal to the net asset value ("NAV") represented by such shares (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio (the "Assumed Liabilities"), on the closing date set forth below (the "Closing Date"), and (b) the distribution by the Acquired Portfolio, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and termination of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, each Portfolio is a series of Pioneer Variable Contracts Trust, a registered investment company classified as a management company of the open-end type, and the Acquired Portfolio owns securities that generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of Pioneer Variable Contracts Trust, on behalf of each Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares, and the assumption of the Assumed Liabilities of the Acquired Portfolio by the Acquiring Portfolio, are in the best interests of each Portfolio's shareholders;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

     1.1 Subject to the terms and conditions set forth in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended

(the "Securities Act"), liens for taxes not yet due and payable or being contested in good faith and contractual restrictions on the transfer of the acquired assets), and the Acquiring Portfolio agrees in exchange therefore: (a) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined (to at least two decimal places) by dividing the value of the Acquired Portfolio's net assets attributable to Class II shares and transferred to the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 (a) The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio and originals or copies of all books and records of the Acquired Portfolio.

          (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of this Agreement. The Acquired Portfolio reserves the right to sell any of these securities (except to the extent sales may be limited by representations of the Acquired Portfolio made in connection with the issuance of the tax opinion provided for in paragraph 9.5 hereof) but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest and shall not acquire, without the consent of the Acquiring Portfolio, any securities that are valued at "fair value" under the valuation procedures of either Portfolio.

     1.3 The Acquired Portfolio will endeavor to discharge all its known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Portfolio shall prepare an unaudited statement of assets and liabilities (the "Closing Statement"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Portfolio as of the close of business on the Closing Date. The Acquiring Portfolio shall assume the Assumed Liabilities.

     1.4 On the Closing Date, or as soon thereafter as is practicable, the Acquired Portfolio shall liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Portfolio Shareholders") the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Portfolio instructing the Acquiring Portfolio to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders (as provided to the Acquiring Portfolio by the Acquired Portfolio) and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquired Portfolio shall promptly provide the Acquiring Portfolio with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Portfolio will simultaneously be cancelled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6 Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Portfolio with respect to the Acquired Portfolio is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.

     1.8 The Acquired Portfolio shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

2.   VALUATION

     2.1 The value of the assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Portfolio as in effect on the date hereof.

     2.2 The NAV of the Acquiring Portfolio Shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

     2.3 All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Portfolio.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be November 9, 2007, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Portfolio for examination no later than three business days preceding the Valuation Date. The Acquiring Portfolio may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Portfolio or the acquisition of such securities by the Acquiring Portfolio would violate the investment policies and restrictions of the Acquired Portfolio and the Acquiring Portfolio. The portfolio securities, cash and due bills shall be delivered by the Acquired Portfolio to BBH as custodian for the Acquiring Portfolio for the account of the Acquiring Portfolio at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Portfolio specified by the Acquiring Portfolio.

     3.3 BBH, custodian for the Acquired Portfolio, shall deliver at or as soon as possible after the Closing a certificate of an authorized officer stating that: (a) the Acquired Portfolio's assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2007, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     3.5 The Acquired Portfolio shall deliver to the Acquiring Portfolio at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the

Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Portfolio as being an accurate record of the information (i) provided by Acquired Portfolio Shareholders or (ii) derived from the Acquired Portfolio's records by such officers or one of the Acquired Portfolio's service providers.

     3.6 The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Acquired Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   LIQUIDATION AND TERMINATION OF ACQUIRED PORTFOLIO

     4.1 As soon as practicable after the Closing, the Acquired Portfolio shall liquidate the Acquired Portfolio and distribute pro rata to the Acquired Portfolio Shareholders the Acquiring Portfolio Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares credited to the account of the Acquired Portfolio to open accounts on the share records in the names of Acquired Portfolio Shareholders as delivered to the Acquiring Portfolio prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Portfolio Shareholder in the Acquiring Portfolio Shares of the corresponding Class held by the Acquired Portfolio Shareholder at the time of the Closing.

     4.2 In connection with such liquidating distributions, (a) the Acquiring Portfolio shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Portfolio shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Portfolio, acting reasonably, shall be made to restrict the further transfer of the Acquired Portfolio's shares.

     4.3 As soon as practicable after the liquidation of the Acquired Portfolio, the Acquired Portfolio shall terminate its existence as a series of Pioneer Variable Contracts Trust in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 The Acquired Portfolio represents and warrants to the Acquiring Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Portfolio is a series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio Shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

          (c) The Acquired Portfolio is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Portfolio will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the Acquired Portfolio is a party or by which the Acquired Portfolio or its assets are bound;

          (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Acquired Portfolio has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Portfolio which will be terminated with liability to either the Acquired Portfolio or to the Acquiring Portfolio on or prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio. The Acquired Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio's business or the Acquired Portfolio's ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities of the Acquired Portfolio as of December 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm, has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Portfolio as of such date; except for the Assumed Liabilities, the Acquired Portfolio will not have any known or contingent liabilities on the Closing Date;

          (g) Since December 31, 2006, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Portfolio's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Portfolio arising out of its normal investment operations or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation, the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification and favorable tax treatment as a regulated investment company and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Portfolio has not taken any action, or failed to take any action, which has caused or will cause the Acquired Portfolio to fail to qualify for such favorable tax treatment as a regulated investment company under the Code. The Acquired Portfolio has not been notified that any tax return or other filing of the Acquired Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquired Portfolio, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

               (B) The Acquired Portfolio shall have filed all federal, state and local tax returns required by law to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon;

               (C) The Acquired Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

               (D) All tax returns filed or to be filed by the Acquired Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

               (E) The Acquired Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

               (F) The Acquired Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (i) All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Portfolio, nor is there outstanding any security convertible into any shares of the Acquired Portfolio;

          (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio;

          (k) The Acquired Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Portfolio's Board of Trustees, and, subject to the approval of the Acquired Portfolio Shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) Any information furnished by the Acquired Portfolio for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (m) The proxy statement to be included in the Acquiring Portfolio's Registration Statement on Form N-14 (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Portfolio or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement;

          (o) To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Portfolio have been offered for sale and sold in conformity with all applicable federal and state securities laws;

          (p) The Acquired Portfolio currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Portfolio with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (q) The Acquired Portfolio has previously provided to the Acquiring Portfolio (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Portfolio's total return and yield for all periods since the organization of the Acquired Portfolio. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

          (r) The prospectus of the Acquired Portfolio dated May 1, 2007, and any amendments or supplements thereto, previously furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (s) The Acquired Portfolio Tax Representation Certificate to be delivered by the Acquired Portfolio to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to paragraph 8.4 (the "Acquired Portfolio Tax Representation

Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.2 The Acquiring Portfolio represents and warrants to the Acquired Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Portfolio is a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The prospectus and statement of additional information of the Acquiring Portfolio included in the Acquiring Portfolio's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Acquiring Portfolio is not, and its execution, delivery and performance of this Agreement will not result, in violation of its Agreement and Declaration of Trust or By-Laws or in material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which it is a party or by which it is bound;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Portfolio. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

          (f) The Acquiring Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this

Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Portfolio's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (g) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable; the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any of the Acquiring Portfolio Shares;

          (h) The information to be furnished by the Acquiring Portfolio for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (i) (A) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Portfolio has not taken any action which has caused or will cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code. The Acquiring Portfolio has not been notified that any tax return or other filing of the Acquiring Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquiring Portfolio,
(i) the Acquiring Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation
Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i),
(ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquiring Portfolio through such a segregated asset account other than through the purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquiring Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

               (B) The Acquiring Portfolio shall have filed all federal, state and local tax returns required to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it;

          (C) The Acquiring Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

          (D) All tax returns filed or to be filed by the Acquiring Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

          (E) The Acquiring Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

          (F) The Acquiring Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquiring Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (j) Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Portfolio's registration statement;

     (k) The Acquiring Portfolio Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Portfolio then in effect and qualified for sale under the applicable state securities laws; and

     (l) The Acquiring Portfolio Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Portfolio's Registration Statement on Form N-14. On the Closing Date, the Acquiring Portfolio shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Portfolio Shares.

     (m) The Acquiring Portfolio Tax Representation Certificate to be delivered by the Acquiring Portfolio to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to paragraph 7.3 (the "Acquiring Portfolio Tax Representation

Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

6.   COVENANTS OF EACH OF THE PARTIES

     6.1 The Acquired Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     6.2 The Acquired Portfolio will call a special meeting of the Acquired Portfolio Shareholders to consider the approval of this Agreement and act upon the matters set forth in the proxy statement. Each of the Acquired Portfolio and the Acquiring Portfolio will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     6.4 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio's shares.

     6.5 Subject to the provisions of this Agreement, each of the Acquired Portfolio and the Acquiring Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Portfolio's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Portfolio.

     6.7 The Acquired Portfolio shall provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Portfolio's Registration

Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.8 The Acquired Portfolio shall maintain errors and omissions insurance covering management of the Acquired Portfolio prior to and including the Closing Date.

     6.9 Neither the Acquired Portfolio not the Acquiring Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate, and with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     7.1 All representations and warranties made in this Agreement by the Acquiring Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquiring Portfolio shall have delivered to the Acquired Portfolio a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by the Acquiring Portfolio are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     7.3 The Acquiring Portfolio shall have delivered to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related maters with respect to the Acquiring Portfolio.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all of its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1 All representations and warranties made in this Agreement by the Acquired Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2 The Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Portfolio's Treasurer or Assistant Treasurer;

     8.3 The Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4 The Acquired Portfolio shall have delivered to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related matters with respect to the Acquired Portfolio.

9.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of Pioneer Variable Contracts Trust's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4 The Acquiring Portfolio's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     9.5 The parties shall have received a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, addressed to Pioneer Variable Contracts Trust on behalf of each of the Acquiring Portfolio and the Acquired Portfolio and satisfactory to the Acquiring Portfolio and the Acquired Portfolio, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Portfolio of all of the assets of the Acquired Portfolio solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of all of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio shares of beneficial interest and the termination of the Acquired Portfolio, will constitute a reorganization within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither Acquiring Portfolio nor Acquired Portfolio may waive the conditions set forth in this paragraph 9.5; and

     9.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

10.  BROKERAGE FEES AND EXPENSES

     10.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees). The Acquired Portfolio and the Acquiring Portfolio each agree to pay equally the remaining 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees).

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12.  TERMINATION

     12.1 This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Portfolio and the Acquiring Portfolio; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement in accordance with paragraph 10.2.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Portfolio and the Acquiring Portfolio; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by the Acquired Portfolio pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of the Acquired Portfolio Shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Pioneer Variable Contracts Trust, on behalf of the Acquiring Portfolio and the Acquired Portfolio, at 60 State Street, Boston, Massachusetts 02109.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Portfolio and the Acquired Portfolio shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively. The execution and delivery of this Agreement have been authorized by the Acquired Trustees of each of the Acquiring Portfolio and the Acquired Portfolio and this Agreement has been executed by authorized officers of the Acquiring Portfolio and the Acquired Portfolio acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively.

                  [Remainder of page left blank intentionally.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                PIONEER VARIABLE CONTRACTS TRUST,
                                       on behalf of its series,
                                       PIONEER FUND VCT PORTFOLIO


By: /s/ Christopher J. Kelley          By: /s/ John F. Cogan, Jr.
Name: Christopher J. Kelley            Name: John F. Cogan, Jr.
Title: Assistant Secretary             Title: Chairman of the Board, Trustee and
                                       President



Attest:                                PIONEER VARIABLE CONTRACTS TRUST,
                                       on behalf of its series,
                                       PIONEER VALUE VCT PORTFOLIO


By: /s/ Christopher J. Kelley          By: /s/ John F. Cogan, Jr.
Name: Christopher J. Kelley            Name: John F. Cogan, Jr.
Title: Assistant Secretary             Title: Chairman of the Board, Trustee and
                                       President

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 5th day of November, 2007, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust, on behalf of its series, Pioneer Bond VCT Portfolio (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Variable Contracts Trust, on behalf of its series, Pioneer America Income VCT Portfolio, with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Acquired Portfolio"). The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (a) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for (i) the issuance of Class I and Class II shares of beneficial interest of the Acquiring Portfolio that corresponds to the Class I and Class II shares of the Acquired Portfolio equal to the net asset value ("NAV") represented by such shares (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (ii) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio (the "Assumed Liabilities"), on the closing date set forth below (the "Closing Date"), and (b) the distribution by the Acquired Portfolio, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and termination of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, each Portfolio is a series of Pioneer Variable Contracts Trust, a registered investment company classified as a management company of the open-end type, and the Acquired Portfolio owns securities that generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

     WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of Pioneer Variable Contracts Trust, on behalf of each Portfolio, has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares, and the assumption of the Assumed Liabilities of the Acquired Portfolio by the Acquiring Portfolio, are in the best interests of each Portfolio's shareholders;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED PORTFOLIO.

     1.1 Subject to the terms and conditions set forth in this Agreement and on the basis of the representations and warranties contained in this Agreement, the Acquired Portfolio agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and payable or being contested in good faith and contractual restrictions on the transfer of the acquired assets), and the Acquiring Portfolio agrees in exchange therefore:
(a) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, determined (to at least two decimal places) by dividing the value of the Acquired Portfolio's net assets attributable to Class I and Class II shares and transferred to the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 (a) The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio and originals or copies of all books and records of the Acquired Portfolio.

          (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of this Agreement. The Acquired Portfolio reserves the right to sell any of these securities (except to the extent sales may be limited by representations of the Acquired Portfolio made in connection with the issuance of the tax opinion provided for in paragraph 9.5 hereof) but will not, without the prior approval of the Acquiring Portfolio, acquire any additional securities other than securities of the type in which the Acquiring Portfolio is permitted to invest and shall not acquire, without the consent of the Acquiring Portfolio, any securities that are valued at "fair value" under the valuation procedures of either Portfolio.

     1.3 The Acquired Portfolio will endeavor to discharge all its known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Portfolio shall prepare an unaudited statement of assets and liabilities (the "Closing Statement"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Portfolio as of the close of business on the Closing Date. The Acquiring Portfolio shall assume the Assumed Liabilities.

     1.4 On the Closing Date, or as soon thereafter as is practicable, the Acquired Portfolio shall liquidate and distribute pro rata to the Acquired Portfolio's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Portfolio Shareholders") the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Acquired Portfolio instructing the Acquiring Portfolio to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders (as provided to the Acquiring Portfolio by the Acquired Portfolio) and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquired Portfolio shall promptly provide the Acquiring Portfolio with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Portfolio will simultaneously be cancelled on the books of the Acquired Portfolio, although share certificates representing interests in the Acquired Portfolio will represent a number of Acquiring Portfolio Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Acquiring Portfolio Shares will be issued in the manner described in the Acquiring Portfolio's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6 Any transfer taxes payable upon issuance of the Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Portfolio with respect to the Acquired Portfolio is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date and such later date on which the Acquired Portfolio is terminated.

     1.8 The Acquired Portfolio shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of the State of Delaware and in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

2.   VALUATION

     2.1 The value of the assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Portfolio as in effect on the date hereof.

     2.2 The NAV of the Acquiring Portfolio Shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

     2.3 All computations of value shall be made by Pioneer Investment Management, Inc., or its agent, in accordance with its regular practice as pricing agent for the Acquired Portfolio.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be November 9, 2007, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Portfolio for examination no later than three business days preceding the Valuation Date. The Acquiring Portfolio may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Portfolio or the acquisition of such securities by the Acquiring Portfolio would violate the investment policies and restrictions of the Acquired Portfolio and the Acquiring Portfolio. The portfolio securities, cash and due bills shall be delivered by the Acquired Portfolio to BBH as custodian for the Acquiring Portfolio for the account of the Acquiring Portfolio at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Portfolio specified by the Acquiring Portfolio.

     3.3 BBH, custodian for the Acquired Portfolio, shall deliver at or as soon as possible after the Closing a certificate of an authorized officer stating that: (a) the Acquired Portfolio's assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4 In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Portfolio shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2007, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     3.5 The Acquired Portfolio shall deliver to the Acquiring Portfolio at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the

Closing, certified by the President, Executive Vice President or Treasurer of the Acquired Portfolio as being an accurate record of the information (i) provided by Acquired Portfolio Shareholders or (ii) derived from the Acquired Portfolio's records by such officers or one of the Acquired Portfolio's service providers.

     3.6 The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Acquired Portfolio's account on the Closing Date to the Secretary of the Acquired Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   LIQUIDATION AND TERMINATION OF ACQUIRED PORTFOLIO

     4.1 As soon as practicable after the Closing, the Acquired Portfolio shall liquidate the Acquired Portfolio and distribute pro rata to the Acquired Portfolio Shareholders the Acquiring Portfolio Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares credited to the account of the Acquired Portfolio to open accounts on the share records in the names of Acquired Portfolio Shareholders as delivered to the Acquiring Portfolio prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Portfolio Shareholder in the Acquiring Portfolio Shares of the corresponding Class held by the Acquired Portfolio Shareholder at the time of the Closing.

     4.2 In connection with such liquidating distributions, (a) the Acquiring Portfolio shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Portfolio shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Portfolio, acting reasonably, shall be made to restrict the further transfer of the Acquired Portfolio's shares.

     4.3 As soon as practicable after the liquidation of the Acquired Portfolio, the Acquired Portfolio shall terminate its existence as a series of Pioneer Variable Contracts Trust in accordance with the Declaration of Trust and By-Laws of Pioneer Variable Contracts Trust.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 The Acquired Portfolio represents and warrants to the Acquiring Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Portfolio is a series of a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio Shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "Investment Company Act") is in full force and effect;

          (c) The Acquired Portfolio is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Portfolio will not result, in a material violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the Acquired Portfolio is a party or by which the Acquired Portfolio or its assets are bound;

          (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Acquired Portfolio has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Portfolio which will be terminated with liability to either the Acquired Portfolio or to the Acquiring Portfolio on or prior to the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio. The Acquired Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Portfolio's business or the Acquired Portfolio's ability to consummate the transactions herein contemplated;

          (f) The statement of assets and liabilities of the Acquired Portfolio as of December 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm, has been prepared in accordance with GAAP consistently applied and fairly reflects the financial condition of the Acquired Portfolio as of such date; except for the Assumed Liabilities, the Acquired Portfolio will not have any known or contingent liabilities on the Closing Date;

          (g) Since December 31, 2006, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Portfolio's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Portfolio arising out of its normal investment operations or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation, the Acquired Portfolio has met the requirements of Subchapter M of the Code for qualification and favorable tax treatment as a regulated investment company and will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Portfolio has not taken any action, or failed to take any action, which has caused or will cause the Acquired Portfolio to fail to qualify for such favorable tax treatment as a regulated investment company under the Code. The Acquired Portfolio has not been notified that any tax return or other filing of the Acquired Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquired Portfolio, (i) the Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquired Portfolio through such a segregated account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquired Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

               (B) The Acquired Portfolio shall have filed all federal, state and local tax returns required by law to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon;

               (C) The Acquired Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

               (D) All tax returns filed or to be filed by the Acquired Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

               (E) The Acquired Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

               (F) The Acquired Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (i) All issued and outstanding shares of the Acquired Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Portfolio, nor is there outstanding any security convertible into any shares of the Acquired Portfolio;

          (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the assets to be transferred to the Acquiring Portfolio pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Portfolio;

          (k) The Acquired Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Portfolio's Board of Trustees, and, subject to the approval of the Acquired Portfolio Shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) Any information furnished by the Acquired Portfolio for use in registration statements, proxy materials and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (m) The proxy statement to be included in the Acquiring Portfolio's Registration Statement on Form N-14 (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Portfolio or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated by this Agreement;

          (o) To the Acquired Portfolio's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Portfolio have been offered for sale and sold in conformity with all applicable federal and state securities laws;

          (p) The Acquired Portfolio currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Portfolio with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (q) The Acquired Portfolio has previously provided to the Acquiring Portfolio (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Portfolio's total return and yield for all periods since the organization of the Acquired Portfolio. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

          (r) The prospectus of the Acquired Portfolio dated May 1, 2007, and any amendments or supplements thereto, previously furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (s) The Acquired Portfolio Tax Representation Certificate to be delivered by the Acquired Portfolio to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to paragraph 8.4 (the "Acquired Portfolio Tax Representation

Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.2 The Acquiring Portfolio represents and warrants to the Acquired Portfolio, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Portfolio is a series of a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Portfolio is a series of a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The prospectus and statement of additional information of the Acquiring Portfolio included in the Acquiring Portfolio's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not as of its date and as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Acquiring Portfolio is not, and its execution, delivery and performance of this Agreement will not result, in violation of its Agreement and Declaration of Trust or By-Laws or in material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which it is a party or by which it is bound;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Portfolio. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

          (f) The Acquiring Portfolio has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this

Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Portfolio's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (g) The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares and will be fully paid and non-assessable; the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any of the Acquiring Portfolio Shares;

          (h) The information to be furnished by the Acquiring Portfolio for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

          (i) (A) For each taxable year of its operation, the Acquiring Portfolio has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquiring Portfolio has not taken any action which has caused or will cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code. The Acquiring Portfolio has not been notified that any tax return or other filing of the Acquiring Portfolio has been reviewed or audited by any federal, state, local or foreign taxing authority. To the knowledge of the Acquiring Portfolio,
(i) the Acquiring Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation
Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i),
(ii), or (iii); (ii) no public investor is participating or has ever participated in the Acquiring Portfolio through such a segregated asset account other than through the purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B); and (iii) the Acquiring Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

               (B) The Acquiring Portfolio shall have filed all federal, state and local tax returns required to be filed, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it;

               (C) The Acquiring Portfolio shall have paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due or provision shall have been made for the payment thereof;

               (D) All tax returns filed or to be filed by the Acquiring Portfolio shall constitute complete and accurate reports of the respective tax liabilities of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all material items required to be included or reflected in such returns;

               (E) The Acquiring Portfolio has not and will not have waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

               (F) The Acquiring Portfolio has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquiring Portfolio are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

          (j) Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Portfolio will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Portfolio's registration statement;

          (k) The Acquiring Portfolio Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Portfolio then in effect and qualified for sale under the applicable state securities laws; and

          (l) The Acquiring Portfolio Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Portfolio's Registration Statement on Form N-14. On the Closing Date, the Acquiring Portfolio shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Portfolio Shares.

          (m) The Acquiring Portfolio Tax Representation Certificate to be delivered by the Acquiring Portfolio to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to paragraph 7.3 (the "Acquiring Portfolio Tax Representation

Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

6.   COVENANTS OF EACH OF THE PARTIES

     6.1 The Acquired Portfolio will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     6.2 The Acquired Portfolio will call a special meeting of the Acquired Portfolio Shareholders to consider the approval of this Agreement and act upon the matters set forth in the proxy statement. Each of the Acquired Portfolio and the Acquiring Portfolio will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     6.4 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio's shares.

     6.5 Subject to the provisions of this Agreement, each of the Acquired Portfolio and the Acquiring Portfolio will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Acquired Portfolio's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Acquired Portfolio shall furnish to the Acquiring Portfolio, in such form as is reasonably satisfactory to the Acquiring Portfolio, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Portfolio.

     6.7 The Acquired Portfolio shall provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Portfolio's Registration

Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Portfolio Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.8 The Acquired Portfolio shall maintain errors and omissions insurance covering management of the Acquired Portfolio prior to and including the Closing Date.

     6.9 Neither the Acquired Portfolio not the Acquiring Portfolio shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate, and with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

     The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

     7.1 All representations and warranties made in this Agreement by the Acquiring Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquiring Portfolio shall have delivered to the Acquired Portfolio a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by the Acquiring Portfolio are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     7.3 The Acquiring Portfolio shall have delivered to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the Acquired Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related maters with respect to the Acquiring Portfolio.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

     The obligations of the Acquiring Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Portfolio of all of its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1 All representations and warranties made in this Agreement by the Acquired Portfolio shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2 The Acquired Portfolio shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Acquired Portfolio's Treasurer or Assistant Treasurer;

     8.3 The Acquired Portfolio shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President, Executive Vice President, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4 The Acquired Portfolio shall have delivered to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Portfolio and Wilmer Cutler Pickering Hale and Dorr LLP concerning certain tax-related matters with respect to the Acquired Portfolio.

9.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of Pioneer Variable Contracts Trust's Declaration of Trust and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4 The Acquiring Portfolio's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     9.5 The parties shall have received a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP, addressed to Pioneer Variable Contracts Trust on behalf of each of the Acquiring Portfolio and the Acquired Portfolio and satisfactory to the Acquiring Portfolio and the Acquired Portfolio, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Portfolio of all of the assets of the Acquired Portfolio solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of all of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio shares of beneficial interest and the termination of the Acquired Portfolio, will constitute a reorganization within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither Acquiring Portfolio nor Acquired Portfolio may waive the conditions set forth in this paragraph 9.5; and

     9.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

10.  BROKERAGE FEES AND EXPENSES

     10.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees). The Acquired Portfolio and the Acquiring Portfolio each agree to pay equally the remaining 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses, printing costs, legal fees and audit fees).

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12.  TERMINATION

     12.1 This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Acquired Portfolio and the Acquiring Portfolio; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement in accordance with paragraph 10.2.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Portfolio and the Acquiring Portfolio; provided, however, that following the meeting of the Acquired Portfolio Shareholders called by the Acquired Portfolio pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of the Acquired Portfolio Shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Pioneer Variable Contracts Trust, on behalf of the Acquiring Portfolio and the Acquired Portfolio, at 60 State Street, Boston, Massachusetts 02109.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Portfolio and the Acquired Portfolio shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively. The execution and delivery of this Agreement have been authorized by the Acquired Trustees of each of the Acquiring Portfolio and the Acquired Portfolio and this Agreement has been executed by authorized officers of the Acquiring Portfolio and the Acquired Portfolio acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the Declaration of Trust of the Acquiring Portfolio and the Acquired Portfolio, respectively.

                  [Remainder of page left blank intentionally.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                PIONEER VARIABLE CONTRACTS TRUST,
                                       on behalf of its series,
                                       PIONEER BOND VCT PORTFOLIO


By: /s/ Christopher J. Kelley          By: /s/ John F. Cogan, Jr.
Name: Christopher J. Kelley            Name: John F. Cogan, Jr.
Title: Assistant Secretary             Title: Chairman of the Board, Trustee and
                                       President



Attest:                                PIONEER VARIABLE CONTRACTS TRUST,
                                       on behalf of its series,
                                       PIONEER AMERICA INCOME VCT PORTFOLIO


By: /s/ Christopher J. Kelley          By: /s/ John F. Cogan, Jr.
Name: Christopher J. Kelley            Name: John F. Cogan, Jr.
Title: Assistant Secretary             Title: Chairman of the Board, Trustee and
                                       President